Offerings - Offering: 1	Jul. 14, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Subordinate Voting Shares, no par value
Amount Registered | shares	380,590
Proposed Maximum Offering Price per Unit	3.66
Maximum Aggregate Offering Price	$ 1,392,959.40
Fee Rate	0.01381%
Amount of Registration Fee	$ 192.37
Offering Note	Represents 380,590 shares of the Registrant’s subordinate voting shares (“SV Shares”) issued or issuable upon the exercise of warrants issued in connection with the Registrant’s private placement offering in February 2025. Reflects the SV Shares that may be issued upon exercise of the warrants at an exercise price of $3.66 per SV Share.